UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2014

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01.  Other Events.

On April 1, 2014, TravelCenters of America LLC (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1, announcing that it has not timely filed its 2013 Annual Report on Form 10-K (the “Form 10-K”) in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”).  The reasons for this current delay are the same as those described by the Company in its Form 12b-25 filed with the SEC on March 17, 2014, except that more time is required to complete the Form 10-K.  On April 2, 2014, the Company received a notice, as expected, from the NYSE indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file the Form 10-K.  The Company can regain compliance with the relevant NYSE listing standards by filing the Form 10-K with the SEC on or before October 1, 2014, and the letter from the NYSE also notes that the NYSE could commence delisting proceedings at any time if the circumstances warrant.  The Company’s common shares listed on the NYSE under the symbol “TA” and its 8.25% senior notes due 2028 (“8.25% Notes”) listed on the NYSE under the symbol “TANN”, will be assigned an “LF” indicator by the NYSE to signify the Company’s late filing status if the Form 10-K is not filed by 2:30 pm on April 7, 2014.  The Company expects that it will regain compliance with the NYSE listing standards upon filing the Form 10-K, and it is working towards filing the Form 10-K as soon as possible.

On March 31, 2014, the Company received a waiver, until April 30, 2014, from its lenders under its $200 million credit facility from the requirement that the Company furnish its financial statements to the lenders as of and for the year ended December 31, 2013.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press release dated April 1, 2014

Warning Concerning Forward Looking Statements

THIS FORM 8-K INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS, EXPECTATIONS, AND INFORMATION, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS FORM 8-K STATES THAT THE COMPANY CAN REGAIN COMPLIANCE WITH THE RELEVENT NYSE LISTING STANDARDS BY FILING THE FORM 10-K WITH THE SEC ON OR BEFORE OCTOBER 1, 2014, AND THAT LENDERS HAVE WAIVED, UNTIL APRIL 30, 2014, THE COMPANY’S REQUIREMENT UNDER ITS CREDIT FACILITY TO FURNISH FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013.  THIS MAY IMPLY THAT THE COMPANY WILL FILE THE FORM 10-K WITH THE SEC AND THAT THE COMPANY WILL REGAIN COMPLIANCE WITH THE NYSE LISTING STANDARDS ON OR BEFORE APRIL 30, 2014 OR OCTOBER 1, 2014, OR THAT EXTENDED OR ADDITIONAL WAIVERS WILL BE OBTAINED IF NECESSARY.  HOWEVER, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE ABLE TO FILE THE FORM 10-K OR OTHERWISE COMPLETE AND DELIVER ITS FINANCIAL STATEMENTS BY THOSE DATES OR THAT EXTENDED OR ADDITIONAL WAIVERS WILL BE OBTAINED.  THESE OUTCOMES COULD OCCUR FOR REASONS WHICH MAY BE UNKNOWN TO THE COMPANY AT THIS TIME AND MAY BE BEYOND THE COMPANY’S CONTROL.  ALSO, FAILURE TO COMPLETE AND DELIVER FINANCIAL STATEMENTS OR FILE THE FORM 10-K WITHIN DIFFERENT SPECIFIED PERIODS COULD GIVE RISE TO DEFAULTS UNDER THE COMPANY’S INDENTURE GOVERNING ITS 8.25% NOTES OR OTHER OBLIGATIONS.

FOR THESE REASONS, AMONG OTHERS, INVESTORS IN THE COMPANY’S SECURITIES SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS FORM 8-K.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD LOOKING STATEMENTS IN THIS FORM 8-K AS A RESULT OF CHANGED CIRCUMSTANCES OR NEW INFORMATION WHICH MAY COME TO THE COMPANY’S ATTENTION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Dated: April 3, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 1, 2014